UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 29, 2018

Date of Report (Date of earliest event reported)

CLOUDWEB, INC.
(Exact name of registrant as specified in its charter)

Florida	333-199193	47-0978297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12A Greenhill Street Dept. 106 Stratford Upon Avon Warwickshire, UK	CV37 6LF
(Address of principal executive offices)	(Zip Code)

44 20 8050 2379

Registrant’s telephone number, including area code

____________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 29, 2018, the Board of Directors of Cloudweb, Inc. (Cloudweb”) elected Mr. Chen Shi Rong, a resident of Hong Kong, China, as a member of the Board of Directors and appointed him as Chief Operating Officer of the Company.

Mr. Chen Shi Rong is a native of China who graduated from the Beijing Technology and Business University with a major in Accounting in 2006. He worked for the Bank of China in Guangzhou from February 2007 to October 2011 as a controller where he was responsible for reviewing financial reports. He presently works for Sinochem Beijing as a controller, which he has done since November 2011 and where he establishes monitoring processes and enforces internal controls in his department.

He will be responsible for daily operations of the Cloudweb and will report directly to the CEO.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUDWEB, INC.

DATE: April 13, 2018

By:	/s/ Zhi De Liao
Name:	Zhi De Liao
Title:	Chief Executive Officer

3